GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS
GENWORTH FINANCIAL CONTRA FUND
Supplement dated April 2, 2007 to the
Statement of Additional Information
Dated February 1, 2007

Effective April 2, 2007, the following sections have been amended:

ORGANIZATION OF THE TRUST

The Trust is a non-diversified open-end management investment company that was organized as a statutory trust on September 8, 2005 under the laws of the State of Delaware. The Trust’s Declaration of Trust authorizes the Board of Trustees (the “Board”) to issue shares without limitation as to number and without par value, all of which issued and outstanding shares are currently designated a series called “Genworth Financial Contra Fund.”

The Fund was originally formed as a series of a Maryland corporation, first under the name Centurion Funds, Inc. in 1998, which was then changed to GE Private Asset Management Funds, Inc. in 2002.  That corporation was the predecessor entity to the Trust.  The Fund was reorganized into a new series of the Trust in 2005 under the name GE Private Asset Management Funds, after requisite stockholder approval. In July 2006, the Trust changed its name from the GE Private Asset Management Funds to the Genworth Financial Asset Management Funds.

Portfolio Valuation

The Prospectus discusses the time at which the net asset value of the Fund is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Fund in valuing its assets.

Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale (or in the case of a NASDAQ quoted security, at the NASDAQ official closing price (NOCP)) as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations.

If there are no such quotations, the value of the securities will be taken to be the highest bid quotation on the exchange or market. Options or futures contracts are valued at the close of the securities or commodities exchanges in which they are traded (typically 4:15 p.m. Eastern time). Stock index options will be valued at the mean between the bid and asked quotations, when the market closes at 4:15 p.m. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations with maturities of 60 days or less are valued at amortized cost, unless the Board determines that using this method would not reflect the investments’ value. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Notwithstanding the foregoing, in determining the market value of portfolio investments, the Fund may employ outside organizations (a “Pricing Service”) which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Securities, options and futures contracts for which market quotations are not available and certain other assets of the Fund will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security’s value determined by the methodology set forth above does not reflect its fair value.

Portfolio Transactions

The Fund’s Adviser is responsible for establishing, reviewing and, where necessary, modifying the Fund’s investment program to achieve its investment goal. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer’s mark-up or mark-down. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in domestic over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

The Adviser (or a sub-adviser selected by the Adviser and approved by the Board of Trustees) will select specific portfolio investments and effect transactions for the Fund and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, the Adviser or sub-adviser will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. The Adviser or sub-adviser may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or other accounts over which the Adviser or sub-adviser exercises investment discretion. The Adviser or sub-adviser may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if the Adviser or sub-adviser determines in good faith that the amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of the Adviser or sub-adviser. Research and other services received may be useful to the Adviser or sub-adviser in serving both the Fund and the Adviser’s or sub-adviser’s other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to the Adviser or sub-adviser in carrying out its obligations to the Fund. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses) that assist the Adviser or sub-adviser in carrying out its responsibilities. Research received from brokers or dealers is supplemental to the Adviser’s or sub-adviser’s own research program. The fees payable to GFAM under its advisory agreement with the Fund, and the fees payable to the sub-adviser under its sub-advisory agreement with GFAM, are not reduced by reason of the Adviser or sub-adviser receiving any brokerage and research services.

Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser or sub-adviser. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser or sub-adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, the Adviser or sub-adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution. In no instance will portfolio securities knowingly be purchased from or sold to the Adviser or sub-adviser or its affiliates.

The Fund may participate, if and when practicable, in bidding for the purchase of securities for its portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when the Adviser or sub-adviser, in its sole discretion, believes such practice to be otherwise in the Fund’s best interest.

The Fund has paid the following in brokerage commissions for portfolio transactions:

Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
9/30/06	9/30/05	9/30/04
$136,830	$12,429	$80,144

Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”), 777 East Wisconsin Avenue, Suite 1500 Milwaukee, WI 53202, has been selected as the independent registered public accounting firm to examine and report on the Fund’s financial statements for the fiscal year ending September 30, 2007 for the Trust.

Custodian and Transfer Agent

U.S. Bank National Association (“U.S. Bank”), located at 1555 N. River Center Drive, Suite 302, Milwaukee WI 53212, serves as the custodian for some of the Fund’s assets pursuant to a custodian agreement (the “U.S. Bank Contract”) with the Fund. Under the U.S. Bank Contract, U.S. Bank (i) holds and transfers portfolio securities on account of the Fund, (ii) accepts receipts and makes disbursements of money on behalf of the Fund’s securities and (iii) makes periodic reports to the Board of Trustees concerning the Fund’s operations.

U.S. Bancorp Fund Services, LLC (the “transfer agent”), located at 615 East Michigan Street, Milwaukee WI 53202, serves as the Fund’s transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund, distributes dividends and distributions payable by the Fund and produces statements with respect to account activity for the Fund and its shareholders. For these services, the transfer agent receives fees from the Fund computed on the basis of the number of shareholder accounts that the transfer agent maintains for the Fund during the month and is reimbursed for out-of-pocket expenses.

Administrator

Administrative Agent. U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) also provides administrative services to the Trust. In this capacity, U.S. Bancorp supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. U.S. Bancorp supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees. The Fund pays U.S. Bancorp a monthly fee based on the Fund’s average daily net assets.

Prior to April 2, 2007, Integrated Investment Services 303 Broadway, Suite 1100 Cincinnati, OH 45202 and prior to December 28, 2004, Smith Barney Fund Management LLC (“SBFM”), 125 Broad Street, New York, NY 10004, served as administrators to the Trust.

The Fund paid the following administration fees for the periods indicated:

For the Fiscal Year Ended 09/30/06	For the Fiscal Period from 12/28/04 through 9/30/05	For the Fiscal Period from 10/1/04 through 12/27/04*	For the Fiscal Year Ended 9/30/04*
$91,750	$63,750	$10,856	$389,633

*	Paid to SBFM.